TRANSAMERICA IDEX MUTUAL FUNDS

Supplement dated June 22, 2005 to the Prospectus dated March 1, 2005, as supplemented June 1, 2005

TA IDEX Transamerica Conservative High-Yield Bond

The following information supplements, amends and replaces the indicated disclosure in the Prospectus relating to TA IDEX Transamerica Conservative High-Yield Bond (the “Fund”):

At a meeting held on June 14, 2005, the Board of Trustees of Transamerica IDEX Mutual Funds approved certain changes to the principal investment strategies of the Fund to permit investment of a portion of its assets in lower quality securities, as well as a change of the Fund’s name to “TA IDEX Transamerica High-Yield Bond.”

Accordingly, effective August 1, 2005, all references to the Fund’s old name are hereby changed to “TA IDEX Transamerica High-Yield Bond.” In addition, effective August 1, 2005, the third paragraph under the section entitled “Principal Strategies and Policies” on page 122 of the Prospectus is replaced by the following information:

These junk bonds are high risk debt securities rated in medium or lower rating categories or determined by AUIM to be of comparable quality. However, the fund will not invest more than 10% of its assets in securities rated CCC or below (when a security is rated by several rating agencies, it will be considered “CCC” or below if half or more of these rating agencies so rate the security) or, if unrated, determined by AUIM to be of comparable quality. If rated securities held by the fund are downgraded, AUIM will consider whether to continue to hold these securities.

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TA IDEX Asset Allocation – Conservative Portfolio, TA IDEX Asset Allocation – Growth Portfolio, TA IDEX Asset Allocation – Moderate Portfolio and TA IDEX Asset Allocation – Moderate Growth Portfolio

Effective August 1, 2005, the following replaces the section “Disclosure of Portfolio Holdings” for each of the Asset Allocation funds on pages 5, 9, 13 and 17:

A detailed description of the fund’s policies and procedures with respect to the disclosure of the fund’s portfolio securities is available in the Statement of Additional Information. In addition, investors should note that the fund publishes its holdings on its website at www.idexfunds.com within two weeks after the end of each month. The information will remain online up to 4 months, consistent with applicable regulations.

ALL FUNDS

The following sentence should be inserted as the fourth paragraph under “Class C Shares – Level Load” located in the “Shareholder Information” section on page 145:

Effective June 27, 2005, the maximum purchase order in Class C shares will be $999,999.99.

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Investors Should Retain This Supplement For Future Use

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